                                                                     EXHIBIT 4.1


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  NUMBER                                                 SHARES
   ***                                                    ***
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                                       SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                             CUSIP 8666311 10 0



                              SUN BANCSHARES, INC.
           INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA



THIS CERTIFIES that
                    ------------------------------------------------------------


Is the owner of
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     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK (NO PAR VALUE) OF

                              SUN BANCSHARES, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                     [SEAL]

--------------------------------                    ----------------------------
Secretary                                           President

Countersigned and Registered:
SUNTRUST BANK, ATLANTA
TRANSFER AGENT AND REGISTRAR

By:
    ----------------------------
        Authorized Signature


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                              SUN BANCSHARES, INC.

         NOTICE: UPON THE REQUEST OF THE HOLDER HEREOF, SUN BANCSHARES, INC. WILL FURNISH TO SUCH HOLDER, IN WRITING AND WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS FOR EACH SERIES, IF ANY, WITHIN A CLASS (INCLUDING THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES).

              The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

         TEN COM - as tenants in common                  UNIF GIFT MIN ACT --            Custodian
         TEN ENT - as tenants by the entireties                                --------------------------------
         JT TEN - as joint tenants with right of
                    survivorship and not as tenant                              (Cust)             (Minor)
                    in common                                                   under Uniform Gift to Minor
                                                                                Act
                                                                                    -----------------------
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ -Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


-----------------------------
(DATE)

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(SIGNATURE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.)


         KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE